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                                                                   EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






The Board of Directors
Associated Banc-Corp:



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the "Experts" heading in the registration statement.






                                                       /s/ KPMG Peat Marwick LLP

Chicago, Illinois
January 17, 1997